UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2009

____________________

FIRSTFED FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard Los Angeles, California		90066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 302-5600

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 9, 2009, FirstFed Financial Corp. (the “Company”) received notice that Grant Thornton LLP (“Grant Thornton”) had resigned as the Company’s independent registered public accounting firm, effective immediately.

The reports of Grant Thornton on the consolidated financial statements of the Company as of and for the years ended December 31, 2008 and 2007 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except as follows:  Grant Thornton’s report dated March 30, 2009 contained an explanatory paragraph describing the existence of a substantial doubt about the Company’s ability to continue as a going concern; and Grant Thornton’s report dated February 28, 2008 contained a paragraph regarding the Company’s adoption of Statement of Financial Accounting Standards (SFAS) No. 123(R), Share-Based Payments and SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans in 2006, and the Company’s recording of a cumulative effect adjustment as of January 1, 2006 in connection with the adoption of Securities and Exchange Commission Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.

During the Company’s two most recent fiscal years and through the date of Grant Thornton’s resignation, there was no disagreement between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements of the Company.  None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Company’s two most recent fiscal years and through the date of Grant Thornton’s resignation.

The Company has provided Grant Thornton with a copy of this disclosure and has requested Grant Thornton to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter from Grant Thornton is filed hereto as Exhibit 16.1.

 Item 9.01  Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated November 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTFED FINANCIAL CORP.
(Registrant)

November 13, 2009	By:	/s/ Babette E. Heimbuch
Babette E. Heimbuch
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated November 10, 2009.

Exhibit 16.1

November 10, 2009 U.S. Securities and Exchange Commission Office of the Chief Accountant 100 F Street, NE Washington, DC 20549

Re:  FirstFed Financial Corp.
        File No.  1-9566

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of FirstFed Financial Corp. dated November 9, 2009, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Grant Thornton LLP